UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2004

                    IMEDIA INTERNATIONAL, INC.
      (Exact name of registrant as specified in its charter)

            Delaware                   000-50159              84-1424696
(State or other jurisdiction   (Commission File Number)     (IRS Employer
      of incorporation)                                   Identification No.)


1721 Twenty First Street, Santa Monica, California       90404
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  (310) 453-4499

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))


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Item 2.02  Results of Operations and Financial Condition.

      On August 31, 2004, the Company issued a press release regarding its financial results for the second quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

      The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01  Financial Statements and Exhibits.

     (a)  Financial Statements.  None.

     (b)  Pro Forma Financial Information.  None.

     (c)  Exhibits.


          99.1 Press Release dated August 30, 2004, published by iMedia International, Inc. (the "Company").



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  IMEDIA INTERNATIONAL, INC.

  August 31, 2004                 /s/ Frank Unruh
                                  _____________________________________
                                  Frank Unruh
                                  Chief Financial Officer

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                          EXHIBIT INDEX


Exhibit Number         Description

    99.1               Press Release dated August 30, 2004, published by the
                       Company.








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